UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 20, 2022
Date of Report (date of earliest event reported)
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SNAP ONE HOLDINGS CORP.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40683 (Commission File Number)	82-1952221 (I.R.S. Employer Identification Number)
1800 Continental Boulevard, Suite 200 Charlotte, NC 28273
(Address of principal executive offices and zip code)
(704) 927-7620
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $.01 per share	SNPO	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company   ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Snap One Holding Corp. (the “Company”) was held on May 19, 2022 (the “Annual Meeting”). The total number of outstanding shares entitled to vote as of March 21, 2022, the record date for the Annual Meeting, was 75,882,589. According to the inspector of elections, the stockholders present in person or by proxy represented 72,917,414 shares of common stock (entitled to one vote per share). The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes with respect to each proposal voted upon at the Annual Meeting are set forth below.

Proposal 1—Election of directors. The stockholders voted on the election of two Class I directors of the Company, each to serve for a three-year term expiring at the Company’s annual meeting of stockholders in 2025 and until such director’s successor is elected or until such director’s earlier resignation or removal. Stockholders voted as follows:

	For	Withheld	Broker Non-Votes
Class I Director Nominees
John Heyman	70,722,494	497,018	1,697,902
Erik Ragatz	70,543,933	675,579	1,697,902

Accordingly, the foregoing nominees were elected as Class I directors to the Company’s board of directors.

Proposal 2—Ratification of the appointment of an independent registered public accounting firm. The stockholders voted on the ratification of the appointment of Deloitte Touche, LLP as the Company’s independent registered public accounting firm for the year ending December 30, 2022. Stockholders voted as follows:

For	Against	Abstain	Broker Non-Votes
72,906,812	9,585	1,017	0

Accordingly, the appointment of Deloitte Touche, LLP as the Company’s independent registered public accounting firm for the year ending December 30, 2022 was ratified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 20th day of May, 2022.

Snap One Holdings Corp.

By:	/s/ Michael Carlet
Name: Michael Carlet
Title: Chief Financial Officer